UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2020

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	Zip Code

(832) 308-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual General Meeting of Shareholders of Cardtronics plc (the “Company”) held on May 13, 2020 (the “Annual Meeting”), ten proposals were presented for shareholder vote. Set forth below are the voting results for each of the proposals.

Proposal No. 1: To elect three Class I directors, Douglas L. Braunstein, Michelle Moore and G. Patrick Phillips, each by separate ordinary resolution, to the Company’s Board of Directors to serve until the 2023 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non Votes
Douglas L. Braunstein	41,651,750	371,335	643	1,069,537
Michelle Moore	41,966,311	57,154	263	1,069,537
G. Patrick Phillips	41,511,144	511,941	643	1,069,537

Proposal No. 2: To elect one Class II director, Rahul Gupta, by ordinary resolution, to the Company’s Board of Directors to serve until the 2021 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non Votes
Rahul Gupta	41,853,694	169,391	643	1,069,537

The Company’s other continuing directors are Mark Rossi, Julie Gardner, Warren C. Jenson, Juli C. Spottiswood, and Edward H. West.

Proposal No. 3: Ratification of the Audit Committee’s selection of KPMG LLP (U.S.) as the U.S. independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
41,464,826	558,841	61	1,069,537

Proposal No. 4: Re-appointment KPMG LLP (U.K.) as the U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders at which accounts are presented to the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
42,732,697	360,422	146	-

Proposal No. 5: Authorization of Audit Committee to determine the U.K. statutory auditors’ remuneration:

For	Against	Abstain	Broker Non-Votes
42,781,045	312,084	136	-

Proposal No. 6: Approval of, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
40,513,888	1,508,050	1,790	1,069,537

Proposal No. 7: Approval of the terms of the agreements and counterparties pursuant to which we may purchase its Class A ordinary shares:

For	Against	Abstain	Broker Non-Votes
41,884,383	985,134	223,748	-

Proposal No. 8: Approval of the Directors’ Remuneration Policy on future pay, as set out in the Annual Reports and Accounts:

For	Against	Abstain	Broker Non-Votes
41,773,318	248,670	1,740	1,069,537

Proposal No. 9: Approval of, on an advisory basis, the directors’ remuneration report (other than the directors remuneration policy) for the fiscal year ended December 31, 2019:

For	Against	Abstain	Broker Non-Votes
40,957,937	1,063,001	2,790	1,069,537

Proposal No. 10: Receipt of the U.K. Annual Reports and Accounts for the fiscal year ended December 31, 2019, together with the reports of the auditors therein:

For	Against	Abstain	Broker Non-Votes
43,033,991	8,050	51,224	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

By:	/s/ Aimie Killeen
Aimie Killeen
Company Secretary
May 15, 2020